INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON
GOLD & NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                  M-NRSRC-10/96




[Eaton Vance Logo omitted]

EV MARATHON
GOLD & NATURAL
RESOURCES FUND

ANNUAL
SHAREHOLDER REPORT
AUGUST 31, 1996

[Photo of gold bars omitted]

TO SHAREHOLDERS

I am pleased to report that EV Marathon Gold & Natural Resources Fund achieved outstanding investment results for the fiscal year ended August 31, 1996, with a total return of 39.7%. This return - which does not reflect the 5% maximum contingent deferred sales charge - was the result of an increase in net asset value to $21.58 per share on August 31, 1996 from $16.42 per share on August 31, 1995, and the reinvestment of $0.950 per share in capital gains distributions. The Fund outperformed by a significant margin the mutual funds in the Lipper Natural Resources category, which had an average total return of 22.7% during the same period.* In addition, the Fund was ranked number one in the Lipper Natural Resources category for the 3 years ended August 31, 1996.+

After slowing somewhat at the end of 1995, the U.S. economy has shown remarkable strength this year. Gross domestic product - the official indicator of economic growth calculated by the U.S. Commerce Department - declined from a 4.2% annual rate in the third quarter of 1995 to 0.9% in the fourth quarter. Aided by a decline in short-term interest rates at the beginning of this year, GDP rose to 2.0% in the first quarter and then shot up to 4.8% in the second quarter. The economy showed additional signs of good health in August, when the Federal Reserve reported that the 12-month "core rate" of inflation - as measured by the consumer price index, and excluding volatile food and energy prices - had decreased to 2.6% from 2.7% in July. The unemployment rate, also reported in August, hit a 7-year low of 5.1%.

Although worldwide demand for gold has been rising over the past few years, the price of gold has remained relatively flat. Between September 1990 and September 1996, the price of gold hovered around $380 per ounce, although it has ranged between $329 and $405. Similarly, with the exception of a spike during the Persian Gulf war in the fall of 1990, the price of oil has not moved dramatically from its range of $17 per barrel to $23 per barrel.

What is remarkable is that despite relatively stable commodity prices, the EV Marathon Gold & Natural Resources Fund has performed exceedingly well, finishing in the top quintile for the 1, 3, 5, and 10-year periods, as compared to the funds in the Lipper Natural Resources category. While past performance cannot predict future results, this Fund should merit consideration in a diversified portfolio.

                                           Sincerely,



                                           /s/ James B. Hawkes
                                               ------------------------------
[Photo of James B. Hawkes]                     James B. Hawkes
                                               President
                                               October 8, 1996

* For the 12 months ended August 31, 1996, there were 38 funds ranked in this category.

+ For the 3-year period ended August 31, 1996, there were 25 funds ranked in this category. It is not possible to invest in a Lipper category of mutual funds.

--------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

MANAGEMENT REPORT

An interview with Barclay Tittmann and William D. Burt, Portfolio Managers of EV Marathon Gold & Natural Resources Fund.

Q. THIS HAS BEEN A MIXED YEAR FOR GOLD AND NATURAL RESOURCES STOCKS, BUT AN EXTRAORDINARY YEAR FOR THE FUND. WHAT FACTORS HAVE CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

BT: The main factor has been our weighting in exploration and early stage development companies, some of which have performed extremely well. Other than energy, most commodities were down for the year, and, in some cases, sharply down. As a result, the larger capitalization natural resources stocks, which are commodity-driven, have had a tough time. On the other hand, there have been some spectacular successes in exploration which have driven the performance of that sector and of our Fund.

WB: When a company makes an important discovery, the good news is discounted in the stock price almost immediately, long before there are any tangible benefits. There have been a number of these events in the last year or so, and they have given the entire exploration sector a lift, as investors position themselves for the next big discovery.

Q. WHAT FACTORS LED TO THE INCREASE IN THE OIL AND GAS AND GOLD WEIGHTINGS OVER THE LAST 12 MONTHS?

BT: We have increased the gold sector somewhat, but most of the weighting increase has been the result of capital appreciation. We tend to keep a third in gold stocks and a third in energy stocks, but we generally do not make decisions based on sector. Rather, we evaluate each stock based on the individual merits of the company.

DESPITE RELATIVELY STABLE OIL
AND GOLD PRICES ...

          OIL                                       GOLD

 VOLUME          DATE                      VOLUME          DATE

 11.5723       07/01/86                     348.85       07/01/86
16.65478       01/01/87                   408.2495       01/01/87
21.35455       07/01/87                   450.8091       07/01/87
   17.16       01/01/88                     476.58       01/01/88
 15.4975       07/01/88                   437.6325       07/01/88
17.98333       01/01/89                        404       01/01/89
19.64316       07/01/89                   374.9775       07/01/89
22.64091       01/01/90                   410.1091       01/01/90
 18.6381       07/01/90                   362.5309       07/01/90
24.95909       01/01/91                   383.6386       01/01/91
21.41955       07/01/91                   367.5048       07/01/91
18.82045       01/01/92                   354.4477       01/01/92
21.75909       07/01/92                   353.0477       07/01/92
  19.075       01/01/93                     329.02       01/01/93
17.86619       07/01/93                    392.481       07/01/93
      15       01/01/94                   387.0833       01/01/94
 19.5325       07/01/94                   385.2675       07/01/94
18.05008       01/01/95                   378.5505       01/01/95
   17.58       07/01/95                     383.35       07/01/95
   17.73       01/01/96                     405.55       01/01/96
   20.43       07/01/96                      385.3       07/01/96
   23.18       09/16/98                      382.8       09/16/98

All prices, except the final price on September 16, 1996, are as of the first day of each monthy. Oil prices reflect spot crude price per barrel.




EV MARATHON GOLD & NATURAL RESOURCES
FUND HAS SHOWN SOLID RETURNS

Gold & Natural Resources Fund

10/21/87       10,000
12/31/87       10,230
 6/30/88       12,307
12/31/88       12,070
 6/30/89       12,716
12/31/89       14,923
 6/30/90       14,075
12/31/90       13,271
 6/30/91       14,105
12/31/91       14,130
 6/30/91       15,042
12/31/92       14,778
 6/30/93       17,310
12/31/93       18,556
 6/30/94       18,019
12/31/94       18,166
 6/30/95       20,946
12/31/95       22,120
 6/30/96       26,216
 8/31/96       30,797

Based on a hypothetical investment of $10,000 from the inception date of the fund with all dividends and capital gains reinvested and excluding sales charges. All data points, except fund inception date, reflect month-end values.

---------------------------------


[Photo of Barclay Tittmann]


---------------------------------
      BARCLAY TITTMANN
      ----------------

Q. OF THE TOP 10 HOLDINGS A YEAR AGO, ONLY 3 REMAIN. DOES THIS SUGGEST A HIGH TURNOVER RATIO FOR THE PORTFOLIO?

BT: Yes and no. Turnover can vary significantly year to year. However, the Fund is actively managed, although we do have a number of long-term holdings.

WB: When we make investments in small to medium-sized exploration companies, the time frame is usually 6 to 24 months, which is how long it takes to prove up reserves of a mine or an oil field. Once these are known, the stock price usually reflects all of the good news and, at that point, it pays to look for fresh opportunities.

Q. IS THERE A REASON FOR THE DECREASE IN THE WEIGHTING OF FERTILIZER STOCKS OVER THE LAST 6 MONTHS?

BT: The fertilizer industry is a very good long-term theme. Grain stocks worldwide are at historical lows, while demand for food from the developing world - particularly China - is increasing at a much faster rate. We bought quite a few of these stocks, and have reduced the group to include the ones that we want to hold for the long term. We have not changed our minds on the industry, but rather have weeded out some of the less attractive companies.

Q. BARCLAY, CAMBIOR, INC. AND GETCHELL GOLD HAVE BOTH DONE VERY WELL. WHAT CAN YOU TELL US ABOUT THESE COMPANIES?

BT: Actually, these are two very different stories. Getchell Gold is an old mine, next to which a discovery was made that vastly increased the reserves. Over the next few years, we anticipate that the new mine will continue to increase the overall reserves of the company. The stock has quintupled in the last 2 years.

---------------------------------


     [Photo of William D. Burt]


---------------------------------
          WILLIAM D. BURT
          ---------------

     Cambior, Inc. has established gold mines in Canada and Guyana, South America, but they also have a huge copper deposit in Peru, which is one of the largest in the world. This copper reserve is not reflected at all in the stock price because the market currently does not favor copper. Ultimately, however, we expect that this valuable asset will be recognized.

Q. BILL, WHAT OIL AND GAS EXPLORATION COMPANIES ARE OF PARTICULAR INTEREST TO YOU RIGHT NOW?

WB: Two companies come to mind. The first, Swift Energy Company, is a small Houston oil and gas company. Investors had ignored Swift because of its heavy involvement in drilling programs and the stock's illiquidity. The drilling funds are gone, however, the company has expanded its very high-return operations in South Texas. In addition, reserves, production, and cash flow are soaring. We got involved in a secondary offering, which increased the stock's liquidity and exposure to investors. The stock has grown from around $7 per share to the low $20s, and we expect further appreciation going forward.

     Another interesting company is FX Exploration, a small, relatively unknown company. FX acquired a concession in Poland, where exploration has been very light in the last few decades, and their oil well should start drilling in October. This stock has tripled in 8 months, and still has further potential for appreciation.

Q.   HOW MUCH OF THE PORTFOLIO IS IN FOREIGN STOCKS?

BT: Most of the Fund's holdings are in North America, with the exception of 3-4% in Australia and West Africa. But of the North American portion, roughly half of the holdings are Canadian-based because of the large number of mining and energy companies there.

                                TOP TEN HOLDINGS*


         Greenstone Reserves Ltd.                     Gold mining
         Dayton Mining Corp.                                 Gold
         Mercantile Int'l. Petroleum, Inc.       Oil, natural gas
         Getchell Gold Corp.                                 Gold
         Cambior, Inc.                                       Gold
         Swift Energy Co., Inc.                  Oil, natural gas
         Anadarko Petroleum, Inc.                Oil, natural gas
         Ranger Oil Ltd.                         Oil, natural gas
         Aluminum Co. of America                           Metals
         Tiomin Resources, Inc.                            Metals

                             INVESTMENT ALLOCATION*

Gold      Oil & Gas      Metals      Minerals      Iron & Steel      Other
36.6%       33.5%         15.1%       10.2%            3.6%           1.0%

*The holdings and investment allocation shown above are by market value as of August 31, 1996, and may not represent the current or future holdings or investment allocation of the Portfolio. The top ten holdings represented 30.36% of the Portfolio on August 31, 1996.

Q.   DO YOU PLAN TO INCREASE THE NON-NORTH AMERICA PORTION?

BT: Probably not. In Africa and Australia, it is difficult to find companies that offer outstanding investment potential.

WB: I agree. It is very hard to invest overseas and be ahead of the crowd. Australian investors are just as aggressive as we are, and buying stocks early in their growth cycle is virtually impossible from a long distance. In Canada, on the other hand, it is much easier to get timely information. Many of their investors are American, and some Canadian institutions, such as pension funds, are not as aggressive as U.S. institutional buyers.

Q.   ARE THERE ANY SUCCESS STORIES IN THE METALS INDUSTRY THAT STAND OUT?

BT: I can think of two interesting examples. The first is in the titanium industry, where the cycle has turned positive because of demand from two very different industries, aircraft and golf club manufacturers. We have had very good luck buying and selling on two occasions Oregon Metallurgical, one of the three main titanium stocks.

     The second example is a small Canadian company called Colossal Resources, which happens to have the rights to one of the largest cobalt reserves in the world. The reserve is actually a slag heap of Zambia's largest copper mine, which has been in operation for 60 years. The slag heap is very rich in cobalt, and Colossal is extracting the cobalt from the slag using two electric furnaces. Because the price of cobalt has risen, this technique is economically feasible. Moreover, they are filling an environmental need by cleaning up the slag heap.

Q. WHAT DISTINGUISHES THE EV MARATHON GOLD & NATURAL RESOURCES FUND FROM OTHER FUNDS IN ITS UNIVERSE?

BT: Our mix of gold stocks and natural resources stocks is probably the most distinguishing feature. As a rule, natural resources funds are heavily energy-oriented, while most gold funds are 80-90% invested in gold stocks. The EV Marathon Gold & Natural Resources Fund is more evenly balanced than the typical fund in this universe.

WB: In addition, funds which do have equal diversity between gold and energy nonetheless tend to be managed by one person who has an expertise in one, but not both, of the sectors. Very few managers have an expertise in both areas, and very few funds, if any, have two managers - each with an expertise in his or her respective field. Our different backgrounds allow us to aggressively pursue opportunities in our specialties. This is unique, and offers shareholders a distinct advantage.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON GOLD & NATURAL RESOURCES FUND, THE STANDARD & POOR'S 500 INDEX AND THE COST OF LIVING INDEX

From October 31, 1987, through August 31, 1996


   AVERAGE              1            5         Life of           Value of
ANNUAL RETURNS         Year        Years        Fund*       Investment at 8/31
--------------------------------------------------------------------------------
Including CDSC         34.7%        16.9%       13.5%           $30,797
--------------------------------------------------------------------------------
Without CDSC           39.7%        17.1%       13.5%           $30,797
--------------------------------------------------------------------------------


EV MARATHON GOLD & NATURAL RESOURCES FUND
VS. S&P 500 AND CONSUMER PRICE INDEX


 Date           Fund         S&P Index      CP Index

10/31/87       $10,000        $10,000        $10,000
11/30/87       $10,230        $ 9,147        $10,009
12/31/87       $10,990        $ 9,901        $10,009
 1/31/88       $10,187        $10,301        $10,035
 2/28/88       $10,899        $10,732        $10,061
 3/31/88       $11,592        $10,464        $10,104
 4/30/88       $11,723        $10,563        $10,156
 5/31/88       $11,723        $10,596        $10,191
 6/30/88       $12,307        $11,157        $10,234
 7/31/88       $12,155        $11,097        $10,278
 8/31/88       $11,680        $10,669        $10,321
 9/30/88       $11,539        $11,193        $10,390
10/31/88       $11,863        $11,483        $10,425
11/30/88       $11,945        $11,266        $10,434
12/31/88       $12,070        $11,534        $10,451
 1/31/89       $12,926        $12,354        $10,503
 2/28/89       $13,062        $11,997        $10,546
 3/31/89       $13,082        $12,350        $10,607
 4/30/89       $13,249        $12,969        $10,676
 5/31/89       $12,768        $13,424        $10,737
 6/30/89       $12,716        $13,438        $10,763
 7/31/89       $13,304        $14,625        $10,789
 8/31/89       $14,155        $14,852        $10,807
 9/30/89       $14,188        $14,875        $10,841
10/31/89       $13,830        $14,500        $10,893
11/30/88       $14,515        $14,740        $10,919
12/31/89       $14,923        $15,178        $10,937
 1/31/90       $14,541        $14,133        $11,049
 2/28/90       $14,656        $14,254        $11,101
 3/31/90       $14,574        $14,718        $11,162
 4/30/90       $13,657        $14,323        $11,180
 5/31/90       $14,574        $15,640        $11,206
 6/30/90       $14,075        $15,640        $11,266
 7/31/90       $15,194        $15,559        $11,310
 8/31/90       $14,681        $14,091        $11,414
 9/30/90       $14,190        $13,501        $11,509
10/31/90       $12,775        $13,411        $11,578
11/30/90       $12,670        $14,214        $11,605
12/31/90       $13,271        $14,705        $11,605
 1/31/91       $12,944        $15,315        $11,674
 2/28/91       $13,911        $16,346        $11,691
 3/31/91       $13,851        $16,833        $11,709
 4/30/91       $13,669        $16,839        $11,726
 5/31/91       $13,093        $17,488        $11,761
 6/30/91       $14,105        $16,796        $11,795
 7/31/91       $14,457        $17,550        $11,813
 8/31/91       $13,971        $17,894        $11,847
 9/30/91       $13,571        $17,694        $11,899
10/31/91       $14,302        $17,903        $11,917
11/30/91       $13,498        $17,117        $11,951
12/31/91       $14,130        $19,166        $11,960
 1/31/92       $14,753        $18,784        $11,977
 2/28/92       $14,753        $18,964        $12,021
 3/31/92       $14,229        $18,684        $12,082
 4/30/92       $14,454        $19,205        $12,099
 5/31/92       $14,866        $19,223        $12,116
 6/30/92       $15,042        $19,040        $12,160
 7/31/92       $15,367        $19,789        $12,186
 8/31/92       $14,979        $19,314        $12,220
 9/30/92       $14,853        $19,639        $12,255
10/31/92       $14,715        $19,681        $12,298
11/30/92       $14,364        $20,276        $12,316
12/31/92       $14,778        $20,624        $12,307
 1/31/93       $14,878        $20,769        $12,368
 2/28/93       $15,668        $20,987        $12,411
 3/31/93       $16,031        $21,522        $12,454
 4/30/93       $16,332        $20,975        $12,489
 5/31/93       $16,796        $21,451        $12,507
 6/30/93       $17,310        $21,624        $12,524
 7/31/93       $17,648        $21,508        $12,524
 8/31/93       $17,573        $22,249        $12,559
 9/30/93       $16,595        $22,180        $12,585
10/31/93       $17,347        $22,611        $12,637
11/30/93       $17,285        $22,319        $12,645
12/31/93       $18,556        $22,693        $12,645
 1/31/94       $19,590        $23,431        $12,680
 2/28/94       $18,609        $22,727        $12,723
 3/31/94       $17,683        $21,840        $12,767
 4/30/94       $17,576        $22,092        $12,784
 5/31/94       $18,180        $22,366        $12,793
 6/30/94       $18,019        $21,933        $12,836
 7/31/94       $18,663        $22,624        $12,871
 8/31/94       $19,375        $23,475        $12,923
 9/30/94       $19,992        $23,005        $12,958
10/31/94       $19,173        $23,486        $12,966
11/30/94       $17,710        $22,558        $12,984
12/31/94       $18,166        $23,001        $12,984
 1/31/95       $17,226        $23,560        $13,036
 2/28/95       $18,193        $24,410        $13,088
 3/31/95       $19,455        $25,234        $13,131
 4/30/95       $19,402        $25,939        $13,174
 5/31/95       $20,194        $26,881        $13,200
 6/30/95       $20,946        $27,635        $13,226
 7/31/95       $22,006        $28,513        $13,226
 8/31/95       $22,047        $28,504        $13,261
 9/30/95       $21,523        $29,824        $13,287
10/31/95       $20,167        $29,676        $13,330
11/30/95       $21,442        $30,894        $13,322
12/31/95       $22,120        $31,614        $13,313
 1/31/96       $23,319        $32,645        $13,391
 2/28/96       $24,475        $32,872        $13,435
 3/31/96       $25,074        $33,309        $13,504
 4/30/96       $27,443        $33,756        $13,556
 5/31/96       $29,441        $34,528        $13,582
 6/30/96       $26,216        $34,800        $13,591
 7/31/96       $25,830        $33,208        $13,617
 8/31/96       $30,797        $33,833        $13,643

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced on 10/21/87.
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


THE FUND'S PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Stock Index and the Consumer Price Index.

THE TOTAL RETURN FIGURES

The colored solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes reinvestment of income dividends and capital gain distributions. It also reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

The black solid line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. In contrast to the Fund, whose investment focus is targeted toward selected natural resources sectors, the stocks in the Index represent a diversified portfolio spanning all sectors of the economy. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The dotted line represents the Consumer Price Index, an inflation measure based on a basket of goods including food, clothing and energy. Its performance is included to compare how the Fund has performed historically relative to inflation.

                  --------------------------------------------
                           EV MARATHON GOLD & NATURAL
                                 RESOURCES FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1996
--------------------------------------------------------------------------------
                              COMMON STOCKS - 97.6%
--------------------------------------------------------------------------------
NAME OF COMPANY                                   SHARES           VALUE
--------------------------------------------------------------------------------
GOLD & PRECIOUS METALS - 39.1%
Argosy Mining Corp. Special Warrants*            100,000       $   219,322
Bresea Resources Ltd.*+                           25,000           264,932
Cambior Inc.                                      41,000           625,250
Canarc Resources Corp.*                          150,000           219,322
Control Science Corp. Special Warrants*+         200,000           380,159
Corriente Resources, Inc.*+                      150,000           482,355
Corriente Resources, Inc. Warrants*+              25,000             7,311
Crystallex International Special Warrants*+      150,000           327,887
Dayton Mining Corp.*                             100,000           725,000
Eldorado Gold Corp. Ltd.*+                        21,000           131,991
Getchell Gold Corp.*                              15,000           656,250
Golden Shamrock Mines Ltd.*                      200,000           164,560
Gran Colombia Resources Special Warrants*+       100,000           201,045
Greenstone Resources Ltd.*                        50,000           764,840
Hecla Mining Co.*                                 25,000           171,875
Meridan Gold, Inc.*+                             120,000           307,276
Pioneer Group, Inc.                               10,000           261,250
Quincunx Gold Exploration Special Warrants*+     300,000           327,547
Rio Narcea Gold Mines Ltd.*+                      60,000           191,844
Romarco Minerals, Inc.*+                          50,000           215,667
South Pacific Resources Corp.*+                   15,000            78,383
Southwestern Gold Corp.*+                         24,000           434,124
Tombstone Explorations Co. Ltd. Special
  Warrants*+                                     150,000           224,805
Triton Mining Corp.*+                             30,000           131,593
TVX Gold, Inc.*                                   45,000           365,625
                                                               -----------
                                                               $ 7,880,213
                                                               -----------
INDUSTRIAL METALS - 11.2%
Aluminum Co. of America                            8,000       $   497,000
AMT International Mining*+                       328,600           360,211
AMT International Mining Warrants*+              328,600           117,672
Colossal Resources Corp.*                         60,000           352,500
Freeport McMoran Copper & Gold                    16,300           458,437
Inco Limited                                       5,600           180,600
Oregon Metallurgical*                             10,000           297,500
                                                               -----------
                                                               $ 2,263,920
                                                               -----------
INDUSTRIAL MINERALS - 10.2%
Agrium Inc.                                       18,000       $   252,000
Cameco Corp.                                      13,000           305,500
Minerals Technologies, Inc.                       10,500           400,313
Mississippi Chemical Corp.                        10,000           225,000
Potash Corp. of Saskatchewan                       5,000           380,000
Tiomin Resources, Inc.*+                         200,000           489,660
                                                               -----------
                                                               $ 2,052,473
                                                               -----------
IRON & STEEL - 3.6%
Nucor Corp.                                        5,000       $   233,750
Republic Engineered Steel, Inc.*                  60,000           247,500
Schnitzer Steel Industries, Inc.                   9,000           236,250
                                                               -----------
                                                               $   717,500
                                                               -----------
OIL & GAS - 33.5%
Abacan Resources Corp.*                           35,000       $   188,125
Alexander Energy Corp.*                           60,000           416,250
Anadarko Petroleum Corp.                          10,700           564,425
Arakis Energy Corp.*                             150,000           454,680
Beau Canada Exploration Ltd. Class A*+           170,000           248,489
Coflexip                                          20,000           397,500
Dawson Production Services*                       26,000           318,500
FX Energy, Inc.*                                  50,000           415,625
Frontier Natural Gas Corp.*                      110,000           268,125
Frontier Natural Gas Corp. Warrants*              75,000            51,563
Mercantile International Petroleum*+             300,000           675,000
Noble Drilling, Inc.*                             12,000           171,000
Patina Oil & Gas Corp.*                           33,500           238,688
Plains Resources, Inc.*                           17,000           231,625
Ranger Oil Ltd.                                   75,000           515,625
Seven Seas Petroleum, Inc.*+                      20,000           390,000
Swift Energy Co.*                                 25,000           621,875
Tesoro Petroleum Corp.*                           30,000           382,500
TransTexas Gas Corp.*                             17,000           187,000
                                                               -----------
                                                               $ 6,736,595
                                                               -----------
    TOTAL COMMON STOCKS
      (Identified cost, $14,758,926)                           $19,650,701
                                                               -----------

--------------------------------------------------------------------------------
                            CONVERTIBLE BONDS - 1.4%
--------------------------------------------------------------------------------
                                                FACE AMOUNT
                                              (000'S OMITTED)
--------------------------------------------------------------------------------
Ashanti Capital, 5.5%, 3/15/03
  (Identified cost, $300,000)                       $300       $   273,375
                                                               -----------
TOTAL INVESTMENTS
  (Identified cost, $15,058,926)                               $19,924,076
OTHER ASSETS, LESS LIABILITIES - 1.0%                              204,706
                                                               -----------
NET ASSETS - 100%                                              $20,128,782
                                                               ===========

*Non-income producing security.
+Foreign Security.

                        See notes to financial statements

                  --------------------------------------------

                    EV MARATHON GOLD & NATURAL RESOURCES FUND
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                               August 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $15,058,926)                                                 $19,924,076
  Cash                                                                   465
  Receivable for securities sold                                     948,149
  Dividends and interest receivable                                   10,395
                                                                 -----------
      Total assets                                               $20,883,085

LIABILITIES:
  Demand note payable                                  $497,000
  Payable for investments purchased                     185,625
  Payable for Fund shares redeemed                       55,918
  Payable to affiliate --
    Trustees' fees                                           63
  Accrued expenses                                       15,697
                                                       --------
      Total liabilities                                              754,303
                                                                 -----------
NET ASSETS for 932,892 shares of beneficial interest
  outstanding                                                    $20,128,782
                                                                 ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $12,228,865
  Accumulated net realized gain on investment
    transactions (computed on the basis of identified cost)        3,034,767
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  4,865,150
                                                                 -----------
      Total                                                      $20,128,782
                                                                 ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE 6)
  PER SHARE ($20,128,782 / 932,892 shares of
  beneficial interest)                                              $21.58
                                                                    ======


                        See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                      For the Year Ended August 31, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of foreign withholding taxes of $2,158)         $  123,116
    Interest                                                           11,692
                                                                   ----------
      Total income                                                 $  134,808
  Expenses --
    Investment adviser fee (Note 4)                  $  114,803
    Compensation of Trustees not members of the
      Investment Adviser's organization                     840
    Custodian fee (Note 1C)                              13,703
    Distribution fees (Note 5)                          140,699
    Transfer and dividend disbursing agent fees          14,933
    Printing and postage                                 34,995
    Legal and accounting services                        21,088
    Registration fees                                    14,773
    Miscellaneous                                        25,109
                                                     ----------
      Total expenses                                    380,943
    Deduct reduction of custodian fee (Note 1C)           2,673
                                                     ----------
      Net expenses                                                    378,270
                                                                   ----------
        Net investment loss                                        $ (243,462)
                                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain --
    Investment transactions (computed on the basis
      of identified cost)                            $3,285,224
    Foreign currency                                       (510)
                                                     ----------
      Net realized gain                               3,284,714
  Change in unrealized appreciation of investments    2,237,334
                                                     ----------
        Net realized and unrealized gain on
          investments                                               5,522,048
                                                                   ----------
          Net increase in net assets from operations               $5,278,586
                                                                   ==========


                       See notes to financial statements

                                                STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                -------------------------------------------------------------------
                                                                 AUGUST 31,               AUGUST 31,             SEPTEMBER 30,
                                                                    1996                     1995*                    1994
                                                                ------------             ------------           ---------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                         $  (243,462)             $   (91,043)            $   (89,807)
    Net realized gain (loss) on investments                       3,284,714                  875,917                 (61,225)
    Change in unrealized appreciation of investments              2,237,334                  634,567               1,765,546
                                                                -----------              -----------             -----------
      Net increase in net assets from operations                $ 5,278,586              $ 1,419,441             $ 1,614,514
                                                                -----------              -----------             -----------
  Distributions to shareholders --
    In excess of net investment income                          $   --                   $    --                 $   (10,924)
    From net realized gains on investments                         (821,177)                  --                      --
    In excess of realized gain on investments                       --                        --                    (508,281)
                                                                -----------              -----------             -----------
        Total                                                   $  (821,177)             $    --                 $  (519,205)
                                                                -----------              -----------             -----------
  Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                               $ 7,441,573              $ 5,076,779             $10,163,533
    Net asset value of shares issued to shareholders in
      payment of distributions declared                             639,300                   --                     378,380
    Cost of shares redeemed                                      (7,668,233)              (4,292,802)             (4,374,063)
                                                                -----------              -----------             -----------
      Increase in net assets from Fund share transactions       $   412,640              $   783,977             $ 6,167,870
                                                                -----------              -----------             -----------
      Net increase in net assets                                $ 4,870,049              $ 2,203,418             $ 7,263,179

NET ASSETS:
  At beginning of year                                           15,258,733               13,055,315               5,792,136
                                                                -----------              -----------             -----------
  At end of year                                                $20,128,782              $15,258,733             $13,055,315
                                                                ===========              ===========             ===========

*For the eleven months ended August 31, 1995 (See Note 10)


                       See notes to financial statements

                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED AUGUST 31,                YEAR ENDED SEPTEMBER 30,
                                           ---------------------    ----------------------------------------------
                                            1996         1995++       1994         1993         1992         1991
                                            ----         ------       ----         ----         ----         ----
NET ASSET VALUE, beginning of year         $16.420      $14.890      $13.240      $11.850      $11.140      $12.140
                                           -------      -------      -------      -------      -------      -------
INCOME FROM OPERATIONS:
  Net investment income (loss)             $(0.261)     $(0.100)**   $(0.050)     $(0.090)     $(0.083)     $ 0.020
  Net realized and unrealized gain (loss)
    on investments                           6.371        1.630 **     2.650        1.480        1.103       (0.570)
                                           -------      -------      -------      -------      -------      -------
     Total income (loss) from operations   $ 6.110      $ 1.530      $ 2.600      $ 1.390      $ 1.020      $(0.550)
                                           -------      -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
  From net investment income               $  --        $  --        $  --        $  --        $  --        $(0.020)
  In excess of net investment income          --           --         (0.020)        --         (0.250)      (0.110)
  From net realized gain on investments     (0.950)        --           --           --         (0.060)      (0.320)
  In excess of net realized gain on
    investments                               --           --         (0.930)        --           --           --
                                           -------      -------      -------      -------      -------      -------
      Total distributions                  $(0.950)     $  --        $(0.950)     $  --        $(0.310)     $(0.450)
                                           -------      -------      -------      -------      -------      -------
NET ASSET VALUE, end of year               $21.580      $16.420      $14.890      $13.240      $11.850      $11.140
                                           =======      =======      =======      =======      =======      =======
TOTAL RETURN                                39.69%       10.28%       20.47%       11.73%        9.44%      (4.36)%
RATIOS/SUPPLEMENTAL DATA:*
  Net assets, end of year (000's omitted)  $20,129      $15,259      $13,055      $ 5,792      $ 3,775      $ 4,042
  Ratio of net expenses to average daily
   net assets(1)                             2.49%        2.43%+       2.64%        3.15%        3.26%        3.29%
  Ratio of net expenses to average daily
   net assets after custodian fee
   reduction(1)                              2.47%         --           --           --           --           --
  Ratio of net investment income (loss) to
   average daily net assets                 (1.60%)      (0.74%)      (0.96%)      (0.92%)      (0.67%)       0.17%
PORTFOLIO TURNOVER                             86%          49%          17%          57%          32%          27%
AVERAGE COMMISSION RATE PAID***            $0.0382         --           --           --           --           --

*For the three years ended September 30, 1993, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

NET INVESTMENT LOSS PER SHARE                                                     $(0.210)     $(0.240)       $(0.110)
                                                                                  =======      =======        =======
RATIOS (As a percentage of average daily net assets):
  Expenses                                                                          3.90%        4.65%          4.42%
  Net investment loss                                                             (1.67)%      (2.06)%        (0.96)%

---------------
  +Annualized.
 ++For the eleven months ended August 31, 1995 (Note 10).
 **Per share data is based on average shares outstanding.
***Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(1)The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements.
   The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                                              See notes to financial statements

                        ------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1996

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Gold & Natural Resources Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments, other than fixed income securities, listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices. Unlisted securities or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Options are valued at the last quoted sale price on the exchange or board of trade on which they are primarily traded or, in the absence of a sale, the mean between the last bid and asked price. Futures positions on investments or currencies are generally valued at closing settlement prices. Short-term obligations are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are appraised at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations. Prior to November 10, 1995, Investors Bank & Trust (IBT) was an affiliate of Eaton Vance Management. IBT serves as custodian to the Fund and the Portfolio.

D. OTHER -- Investment security transactions are accounted for on a trade date basis. Dividend income, distributions to shareholders and shares issued to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

E. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                YEAR ENDED        YEAR ENDED      YEAR ENDED
                                AUGUST 31,        AUGUST 31,    SEPTEMBER 30,
                                   1996             1995*            1994
                                  ------          ----------    -------------
  Sales                          409,901           345,747         731,556
  Issued to shareholders
    electing to receive
    payment of distribution
    in Fund shares                42,310              --            28,365
  Redemptions                   (448,638)         (293,310)       (320,555)
                                 -------           -------         -------
      Net increase                 3,573            52,437         439,366
                                 =======            ======         =======

   *For the eleven months ended August 31, 1995 (Note 10).

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER
    TRANSACTIONS WITH AFFILIATES
The investment adviser fee was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1996, the effective annual rate, based on average daily net assets, was 0.75%.

  Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers and directors/ trustees of the above organization (See Note 5).

  Trustees of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1996, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
(i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see
Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $114,803 as payable to EVD for the year ended August 31, 1996, representing 0.75% of daily average net assets. At August 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $449,702.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  During the year ended August 31, 1996, the Fund paid or accrued $25,896 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase (6% and 5%, respectively for shares acquired prior to August 1, 1994), declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. If no Uncovered Distribution Charges exist, the CDSC will be credited to operations. EVD received approximately $109,292 of CDSC paid by shareholders for the year ended August 31, 1996.

------------------------------------------------------------------------------
(7) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. At August 31, 1996, the Fund had a balance outstanding pursuant to this line of credit amounting to $497,000.

------------------------------------------------------------------------------
(8) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $13,521,893 and $14,322,196, respectively.

------------------------------------------------------------------------------
(9) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investment securities owned at August 31, 1996, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                        $15,058,926
                                                            ===========
      Gross unrealized appreciation                         $ 5,686,864
      Gross unrealized depreciation                            (821,714)
                                                             ----------
          Net unrealized appreciation                       $ 4,865,150
                                                            ===========

------------------------------------------------------------------------------
(10) SPECIAL SHAREHOLDER MEETING (UNAUDITED)
The Fund changed its fiscal year end from September 30 to August 31, effective August 31, 1995. EV Marathon Gold & Natural Resources Fund (the Fund) held a special shareholder meeting on August 30, 1995. On July 5, 1995, the record date of the meeting, the Fund had 932,343 shares outstanding, of which 540,439 shares were represented at the meeting. The votes at the meeting were as follows:

Item: The approval of an Agreement and Plan of Reorganization pursuant to which the Fund will be recognized to become a series fund of Eaton Vance Growth Trust, a Massachusetts business trust.

                                                        NUMBER OF SHARES
                                                           (UNAUDITED)
                                                        ----------------
      Affirmative                                             506,089
      Against                                                   4,640
      Abstain                                                  29,710

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
EV MARATHON GOLD & NATURAL RESOURCES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of EV Marathon Gold & Natural Resources Fund (the Fund) (one of the series of Eaton Vance Growth Trust) as of August 31, 1996, the related statements of operations for the year ended August 31, 1996, the statements of changes in net assets for the year ended August 31, 1996, and the eleven months ended August 31, 1995 and for the year ended September 30, 1994 and the financial highlights for the year ended August 31, 1996, and the eleven months ended August 31, 1995 and for each of the years in the four-year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Gold & Natural Resources Fund at August 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 4, 1996

                            -------------------------
                              INVESTMENT MANAGEMENT

EV MARATHON          OFFICERS                  INDEPENDENT TRUSTEES
GOLD & NATURAL       JAMES B. HAWKES           DONALD R. DWIGHT
RESOURCES FUND       President, Trustee        President, Dwight Partners,
24 Federal Street                                Inc. Chairman, Newspapers
Boston, MA 02110     M. DOZIER GARDNER           of New England, Inc.
                     Vice President
                                               SAMUEL L. HAYES, III
                     WILLIAM D. BURT           Jacob H. Schiff
                     Vice President and          Professor of Investment
                       Portfolio Co-Manager      Banking, Harvard
                                                 University Graduate School
                     BARCLAY TITTMAN             of Business Administration
                     Vice President and
                       Portfolio Co-Manager    NORTON H. REAMER
                                               President, United Asset
                     JAMES L. O'CONNOR           Management Corporation
                     Treasurer
                                               JOHN L. THORNDIKE
                     THOMAS OTIS               Director,
                     Secretary                   Fiduciary Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and
                                                 Consultant